UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2023

M-TRON INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41391	46-0457994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MPTI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On September 20, 2023, M-tron Industries, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”).

The following matters were submitted to a vote of the Company’s stockholders at the Annual Meeting: (i) the election of eight directors to serve until the Company’s 2023 Annual Meeting of Stockholders; (ii) a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; (iii) a non-binding advisory resolution to approve the frequency of the advisory vote on compensation of the Company’s named executive officers; and (iv) the ratification of the appointment of PKF O'Connor Davies LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The four proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 16, 2023 (the “Definitive Proxy Statement”).

Each of the four matters submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote of the Company’s stockholders, with the frequency of 1 year being selected by 93.55% of the votes cast for the frequency of future advisory votes on the compensation of our named officers. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable.

1.  Election of eight directors to the Board of Directors to serve until the 2024 Annual Meeting of Stockholders:

Nominee	For	Withheld	Broker Non-votes
Marc J. Gabelli	1,057,321	166,030	637,646
Bel Lazar	1,221,147	2,204	637,646
Michael J. Ferrantino	1,220,636	2,715	637,646
Hendi Susanto	1,190,632	32,719	637,646
Robert V. La Penta Jr.	1,220,523	2,828	637,646
John S. Mega	1,096,084	127,267	637,646
David M. Goldman	1,193,732	29,619	637,646
Ivan Arteaga	1,190,182	33,169	637,646

2.  Approval of an advisory resolution regarding the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-votes
1,219,343	3,539	469	637,646

3.  Selection, on an advisory basis, for the frequency of future advisory votes on the compensation of our named executive officers:

1 Year	2 Years	3 Years	Abstain
1,144,328	198	78,636	189

4.  Ratification of the appointment of PKF O’Connor Davies LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain	Broker Non-votes
1,859,532	1,265	200	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 20, 2023	M-TRON INDUSTRIES, INC.

	By:	/s/ James W. Tivy
		Name:	James W. Tivy
		Title:	Chief Financial Officer